SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              January 27, 2003
                                                --------------------------------


                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                             333-83986                    13-3291626
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5.       Other Events
              ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on February 17, 1998, to the Public Securities Association (the "PSA") and certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Dean Witter Capital I Inc. Trust 2003-NC2, Mortgage Pass-Through Certificates, Series 2003-NC2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83986) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets and Computational Materials.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------
            (99.1)                              Structural Term Sheets and
                                                Computational Materials prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley Dean Witter
                                                Capital I Inc. Trust 2003-NC2,
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-NC2.

            (99.2)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley Dean Witter
                                                Capital I Inc. Trust 2003-NC2,
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-NC2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



Date:  January 29, 2003
                                          By:         /s/ Cecilia Tarrant
                                             -----------------------------------
                                                 Name:    Cecilia Tarrant
                                                 Title:   Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                  Structural Term Sheets and                     (E)
                        Computational Materials prepared by
                        Morgan Stanley & Co. Incorporated in
                        connection with Morgan Stanley Dean
                        Witter Capital I Inc. Trust
                        2003-NC2, Mortgage Pass-Through
                        Certificates, Series 2003-NC2.

(99.2)                  Collateral Term Sheets prepared by             (E)
                        Morgan Stanley & Co. Incorporated in
                        connection with Morgan Stanley Dean
                        Witter Capital I Inc. Trust
                        2003-NC2, Mortgage Pass-Through
                        Certificates, Series 2003-NC2.